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                                                                   EXHIBIT 10.15

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                    AMENDMENT
                                       to
                               PROGRAM AGREEMENTS

                                 BANK ONE, N.A.
                          (EDUCATION ONE LOAN PROGRAM)

This Amendment is entered into as of the 1st day of April, 2003 by and between Bank One, N.A., (the "Lender"), The First Marblehead Corporation ("FMC"), and The Education Resources Institute, Inc. ("TERI") with regard to the Guaranty Agreement between Lender and TERI dated May 13, 2002 (the " Guaranty Agreement"), the Loan Origination Agreement between the same parties dated
May 13, 2002 (the "Loan Origination Agreement") and a Note Purchase Agreement between Lender and FMC dated May 1, 2002. Capitalized terms used herein without definition have the meaning set forth in the Guaranty Agreement.

WHEREAS, TERI, FMC and Lender desire to adopt new program terms for the 2003-2004 program year;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

1. PRICING. TERI and the Lender hereby amend and restate Schedule 3.3 to the Guaranty Agreement by adopting the Schedule 3.3 attached hereto as Exhibit A.

2. PROGRAM GUIDELINES. TERI and the Lender hereby amend and restate the Program Guidelines by adopting the Program Guidelines attached hereto as Exhibit B1. Differences between the new and old Program Guidelines are shown in blackline in Exhibit B2. Promissory notes and the Truth-in-Lending Disclosure for program year 2003-04 for the Education One program shall be agreed to by the parties in separate writings (which may take the form of e-mail correspondence).

3. PURCHASE PRICE. The Lender and FMC hereby amend and restate Section 2.04 of the Note Purchase Agreement to read in its entirety as set forth on Exhibit C attached hereto.

4. TRANSITION. This Amendment shall be effective for each Program loan for which applications are received on or after a date set by TERI by notice delivered to Lender as soon as reasonably possible.

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5. FULL FORCE AND EFFECT. As amended herein, the Guaranty Agreement, Loan
Origination Agreement, and Note Purchase Agreement remain in full force and effect. IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Amendment as of the date first written above.

THE EDUCATION RESOURCES                     BANK ONE, N.A.
INSTITUTE, INC.


By: /s/ Lawrence W. O'Toole                 By: /s/ Myra Busch Goetz
    ----------------------------------          --------------------------------
Name: Lawrence W. O'Toole                   Name: Myra Busch Goetz
      --------------------------------            ------------------------------
Title: President                            Title: Vice President
       -------------------------------             -----------------------------


THE FIRST MARBLEHEAD CORPORATION


By: /s/ Ralph James
    ----------------------------------
Name: Ralph James
      --------------------------------
Title: President
       -------------------------------


                                        2
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                                TABLE OF EXHIBITS


NOTE: First Marblehead Corporation is not a party to Exhibits A, B1, and/or B2.
      Pursuant to Item 601 of Regulation S-K, such exhibits are not being filed herewith.


Exhibit A        Schedule 3.3

Exhibit B1       Program Guidelines

Exhibit B2       Blackline of Program Guidelines

Exhibit C        Section 2.04 Minimum Purchase Price - filed herewith

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                                    EXHIBIT C

2.04.    MINIMUM PURCHASE PRICE.

         On the Purchase Date, Program Lender shall assign and convey all EDUCATION ONE Loans included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor. For purposes of this Agreement the term "Minimum Purchase Price" shall mean the sum of the following amounts with respect to each of the EDUCATION ONE Loans to be purchased:

   (a) The unpaid principal amount [**]; plus

   (b) All accrued and unpaid interest on such EDUCATION ONE Loans, [**]; plus

   (c) All fees paid by Bank One to TERI with respect to such EDUCATION ONE Loans [**]; plus

   (d) The amount of any Guaranty Fees paid by Bank One to TERI [**]; plus

   (e) A marketing fee and loan premium, [**] of EDUCATION ONE Loans as follows (for tier references see Schedule 3.3 of the Guaranty Agreement):
          1.  with respect to K-12 Creditworthy Loans, [**]%;
          2. with respect to Continuing Education Creditworthy Loans, [**]% [**], [**]% for [**] and [**]% [**];
          3. with respect to Undergraduate Creditworthy Loans, [**]% [**], [**]% [**] and [**]% [**]; and
with respect to Graduate Creditworthy Loans, [**]% [**], [**]% [**] and [**]%
[**]